Amended Schedule A
                                     to the
                Investment Advisory and Administration Agreement
                                     between
                         Heritage Asset Management, Inc.
                                       and
                              Heritage Series Trust


I.   FEES FOR ADVISORY SERVICES
     --------------------------

     As compensation for advisory services pursuant to Paragraph 7 of the Investment Advisory and Administrative Agreement ("Agreement") between Heritage Asset Management, Inc. (the "Manager") and Heritage Series Trust (the "Trust"), the Trust shall pay to the Manager an advisory fee, computed daily and paid monthly, at the following annual rates as percentages of each Portfolio's average daily net assets:

     A.   FOR THE HERITAGE DIVERSIFIED GROWTH FUND:
          ----------------------------------------

Average Daily Net Assets        Advisory Fees as a % of Average Daily Net Assets
------------------------        ------------------------------------------------

Up to and including $500 million...................0.60%
In excess of $500 million up to
     and including $1 billion......................0.55%
In excess of $1 billion............................0.50%

     B.   FOR HERITAGE SMALL CAP STOCK FUND:
          ---------------------------------

Average Daily Net Assets        Advisory Fees as a % of Average Daily Net Assets
------------------------        ------------------------------------------------

Up to and including $500 million...................0.60%
In excess of $500 million up to
     and including $1 billion......................0.55%
In excess of $1 billion............................0.50%

     C.   FOR HERITAGE GROWTH EQUITY FUND:
          -------------------------------

Average Daily Net Assets        Advisory Fees as a % of Average Daily Net Assets
------------------------        ------------------------------------------------

Up to and including $1 billion.....................0.60%
In excess of $1 billion............................0.55%

     D.   FOR HERITAGE MID CAP STOCK FUND:
          -------------------------------

Average Daily Net Assets        Advisory Fees as a % of Average Daily Net Assets
------------------------        ------------------------------------------------

Up to and including $500 million...................0.60%
In excess of $500 million up to
     and including $1 billion......................0.55%
In excess of $1 billion............................0.50%

     E.   FOR THE HERITAGE VALUE EQUITY FUND:
          ----------------------------------

Average Daily Net Assets        Advisory Fees as a % of Average Daily Net Assets
------------------------        ------------------------------------------------

Up to and including $500 million...................0.60
In excess of $500 million..........................0.55

     F.   FOR THE HERITAGE INTERNATIONAL EQUITY FUND:
          ------------------------------------------

Average Daily Net Assets        Advisory Fees as a % of Average Daily Net Assets
------------------------        ------------------------------------------------

Up to and including $100 million...................0.85%
In excess of $100 million up to
     and including $1 billion......................0.65%
In excess of $1 billion............................0.55%

     G.   FOR THE HERITAGE CORE EQUITY FUND:
          ---------------------------------

Average Daily Net Assets        Advisory Fees as a % of Average Daily Net Assets
------------------------        ------------------------------------------------

All assets.........................................0.60%

II.  FEES FOR ADMINISTRATIVE SERVICES
     --------------------------------

     As compensation for administrative services pursuant to Paragraph 7 of the Agreement between the Manager and Trust, the Trust shall pay to the Manager an admininistrative fee, computed daily and paid monthly, at the following annual rates as percentages of all of the average daily net assets of the applicable class of each Portfolio:

     A.   FOR THE HERITAGE DIVERSIFIED GROWTH FUND:
          ----------------------------------------

                   Administrative Fees as a % of Average Daily
                   -------------------------------------------
                            Net Assets for Each Class
                            -------------------------

                              Class A     0.15%
                              Class B     0.15%
                              Class C     0.15%
                              Class I     0.10%

     B.   FOR HERITAGE SMALL CAP STOCK FUND:
          ---------------------------------

                   Administrative Fees as a % of Average Daily
                   -------------------------------------------
                            Net Assets for Each Class
                            -------------------------

                              Class A     0.15%
                              Class B     0.15%
                              Class C     0.15%
                              Class I     0.10%

     C.   FOR HERITAGE GROWTH EQUITY FUND:
          -------------------------------

                   Administrative Fees as a % of Average Daily
                   -------------------------------------------
                            Net Assets for Each Class
                            -------------------------

                              Class A     0.15%
                              Class B     0.15%
                              Class C     0.15%
                              Class I     0.10%

     D.   FOR HERITAGE MID CAP STOCK FUND:
          -------------------------------

                   Administrative Fees as a % of Average Daily
                   -------------------------------------------
                            Net Assets for Each Class
                            -------------------------

                              Class A     0.15%
                              Class B     0.15%
                              Class C     0.15%
                              Class I     0.10%

     E.   FOR THE HERITAGE VALUE EQUITY FUND:
          ----------------------------------

                   Administrative Fees as a % of Average Daily
                   -------------------------------------------
                            Net Assets for Each Class
                            -------------------------

                              Class A     0.15%
                              Class B     0.15%
                              Class C     0.15%
                              Class I     0.10%

     F.   FOR THE HERITAGE INTERNATIONAL EQUITY FUND:
          ------------------------------------------

                   Administrative Fees as a % of Average Daily
                   -------------------------------------------
                            Net Assets for Each Class
                            -------------------------

                              Class A     0.15%
                              Class B     0.15%
                              Class C     0.15%
                              Class I     0.10%

     G.   FOR THE HERITAGE CORE EQUITY FUND:
          ---------------------------------

                   Administrative Fees as a % of Average Daily
                   -------------------------------------------
                            Net Assets for Each Class
                            -------------------------

                              Class A     0.15%
                              Class C     0.15%
                              Class I     0.10%




Dated:   October 1, 2005